EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GE Life and Annuity Assurance Company (the “registrant”) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Pamela S. Schutz and Kelly L. Groh, Chief Executive Officer and Chief Financial Officer, respectively of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Pamela S. Schutz
Pamela S. Schutz
Chief Executive Officer
August 2, 2004

/s/ Kelly L. Groh
Kelly L. Groh
Chief Financial Officer
August 2, 2004

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